Exhbit 4.4.2
INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.
AMENDMENT N°4
TO THE
A320 NEO PURCHASE AGREEMENT DATED 24 OCTOBER 2014
BETWEEN
AIRBUS S.A.S.
AND
AZUL FINANCE LLC

CONTENTS

Clause	Title

1.	DEFINITIONS AND INTERPRETATION
2.	TERMINATED AIRCRAFT
3.	CONDITIONS PRECEDENT
4.	MISCELLANEOUS

This amendment N°4 (hereinafter referred to as the “Amendment N°4”) is entered into on December 26th, 2019, between:
(1)AIRBUS S.A.S., a société par actions simplifiée, a company duly created and existing under French law, having its registered office at 2 rond-point Emile Dewoitine, 31700 Blagnac, France (the “Seller”); and
(2)AZUL FINANCE LLC, a company incorporated and existing under the laws of the State of Delaware having its registered office in Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 (the “Buyer”).
The Buyer and the Seller being together the “Parties” and each a “Party”.
WHEREAS
A.The Buyer and the Seller entered into an A320 NEO Purchase Agreement dated October 24, 2014 for the sale by the Seller and the purchase by the Buyer of thirty-five (35) Aircraft (hereinafter together with its Exhibits, Appendices and Letter Agreements and as amended and supplemented from time to time, including pursuant to amendments N°1, N°2 and N°3 to such agreement, the “Agreement”);
B.The Buyer and the Seller now wish to terminate the Agreement with respect to eighteen (18) Aircraft in order to assist the Buyer in its financing of the Predelivery Payments relating to such Aircraft, in accordance with the terms and conditions of this Amendment N°4.

A320 NEO PA – AZUL FINACE LLC – AMENDMENT Nº 4	Page 3 de 8

NOW IT IS HEREBY AGREED AS FOLLOWS:
1.DEFINITIONS AND INTERPRETATION
1.1    Definitions
Capitalised terms used herein (including in the recitals) and not otherwise expressly defined in this Amendment N°4 shall have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof’ and “hereunder” and words of similar import refer to this Amendment N°4. Clause headings are for ease of reference only.
In this Amendment N°4 (including the recitals), except where the context otherwise requires, the following words and expressions have the following meanings:
Amendment N°5 means the amendment N°5 to the Agreement entered into on the date hereof between the Buyer and the Seller;
BOCA means BOC AVIATION (CAYMAN) LIMITED, a company organised and existing under the laws of the Cayman Islands, having its registered office at c/o Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman, KY1-9008, Cayman Islands;
BOCA PA Amendment N°48 means the amendment N°48 to the BOCA Purchase Agreement entered into or to be entered into between the Seller and BOCA in respect of the Seller's agreement to sell, and BOCA's agreement to purchase, the Terminated Aircraft;
BOCA PA Amendment N°49 means the amendment N°49 to the BOCA Purchase Agreement entered into or to be entered into between the Seller and BOCA in respect of the termination of the Seller’s and BOCA’s rights and obligations under the BOCA Purchase Agreement in respect of the Terminated Aircraft;
BOCA Purchase Agreement means the purchase agreement dated 19 September 2010 between the Seller as seller and BOCA as buyer as amended and supplemented from time to time;
Call Option Agreement means the agreement entered into or to be entered into between the Seller, BOCA and the Buyer on or around the date of this Amendment N°4;
Effective Time has the meaning set out in Clause 3; and
Terminated Aircraft means the following Aircraft:

Aircraft ranking	NEO Aircraft Type	Scheduled Delivery Month
Aircraft N°18	A320 NEO	[*****]
Aircraft N°19	A321 NEO	[*****]
Aircraft N°20	A321 NEO	[*****]
Aircraft N°21	A320 NEO	[*****]
Aircraft N°22	A320 NEO	[*****]
Aircraft N°23	A320 NEO	[*****]
Aircraft N°24	A320 NEO	[*****]
Aircraft N°25	A320 NEO	[*****]
Aircraft N°26	A320 NEO	[*****]
Aircraft N°27	A320 NEO	[*****]
Aircraft N°28	A320 NEO	[*****]
Aircraft N°29	A320 NEO	[*****]
Aircraft N°30	A320 NEO	[*****]
Aircraft N°31	A320 NEO	[*****]
Aircraft N°32	A320 NEO	[*****]
Aircraft N°33	A320 NEO	[*****]
Aircraft N°34	A320 NEO	[*****]
Aircraft N°35	A320 NEO	[*****]
1
1.2    Interpretation
The provisions of clauses 0.2 and 0.3 of the Agreement shall be incorporated by reference to this Amendment N°4, as if the same were set out in full herein mutatis mutandis.
1 [*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

A320 NEO PA – AZUL FINACE LLC – AMENDMENT Nº 4	Page 4 de 8

2.    TERMINATED AIRCRAFT
2.1    With effect from the Effective Time, and as contemplated by clause 3.4 of Letter Agreement N°10 to the Agreement, the Parties agree to terminate the Agreement insofar as it relates to the Terminated Aircraft only.
2.2    Save as provided in this Clause 2 and in Amendment N°5 or as otherwise agreed between the Parties pursuant to the Call Option Agreement, the Parties agree that the termination of the Agreement with respect to the Terminated Aircraft shall discharge the Parties from all of their respective rights, liabilities and obligations under the Agreement with respect to the Terminated Aircraft. Except to the extent explicitly provided hereunder, in Amendment N°5 or in the Call Option Agreement (as applicable), the Parties hereby expressly waive, release and discharge all claims and liabilities of any kind owed between each other arising out of, under, or in any way connected with the Terminated Aircraft.
2.3    Notwithstanding the termination of the Agreement with respect to the Terminated Aircraft and subject to this Clause 2.3, Clause 2.4 hereof and clause 3.2 of Amendment N°5 the Parties agree and acknowledge that:
(i)the Seller shall continue to grant access to the Buyer to the [*****] services set out in Clauses 15 and 16 of the Agreement and Appendix A to Clause 16 of the Agreement;
(ii)provided the Terminated Aircraft remain within the scope of the Call Option Agreement or have been reinstated into the Agreement pursuant to Amendment N°5, the concessions already advanced (or, if applicable, to be advanced) by the Seller to the Buyer with respect to the Terminated Aircraft [*****] shall continue to be made available to the Buyer, and the terms of such Letter Agreements shall continue to apply irrespective of the terminations set out in this Amendment N°4 or otherwise; and
(iii)the Seller shall continue to grant access to the Buyer to the Cancellation Rights [*****], in each case in respect of the Terminated Aircraft, as if such termination had not occurred.
2.4    The Buyer agrees that the Seller shall not incur any increased cost or liability as a result of the termination of the Terminated Aircraft pursuant to this Amendment N°4. The Buyer further agrees to indemnify and hold harmless the Seller from and against all costs, expenses, losses and liabilities imposed on, incurred by or asserted against the Seller in any way relating to or arising from or out of the termination of the Terminated Aircraft pursuant to this Amendment N°4 [*****] except to the extent such cost, expense, loss or liability is attributable to the gross negligence or wilful misconduct of the Seller.
2.5    [*****]2
The Parties agree that the Buyer shall use all reasonable efforts to support the technical acceptance and/or delivery of two (2) [*****] aircraft with MSNs [*****] and [*****] and four
(4) [*****] aircraft with MSNs [*****], [*****], [*****] and [*****] by 31st December 2019.
2.6    Notwithstanding the termination of the Agreement with respect to the Terminated Aircraft, should any events or circumstances occur whereby the Buyer is entitled to claim liquidated damages from the Seller [*****], the Seller shall pay such liquidated damages [*****] with respect to the Terminated Aircraft as if the Terminated Aircraft remained part of this Agreement and such termination had not occurred.
The Parties agree that, in the event the Seller has paid to the Buyer liquidated damages [*****] in respect of any Terminated Aircraft in accordance with this clause, and (i) the Terminated Aircraft is not reinstated in to the Agreement in accordance with the terms of Amendment N°5, [*****] then upon the Seller’s request the Buyer shall pay to the Seller an amount equal to the liquidated damages paid to the Buyer in respect of the Terminated Aircraft.
2 [*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

A320 NEO PA – AZUL FINACE LLC – AMENDMENT Nº 4	Page 5 de 8

3.    CONDITIONS PRECEDENT
This Amendment N°4 shall become effective at the time (the “Effective Time") the Seller confirms in writing to the Buyer that the following conditions precedent have been met to the Seller’s reasonable satisfaction or waived or deferred, in the Seller’s absolute discretion:
i.evidence that each of the BOCA PA Amendment No. 48, Amendment N°5, BOCA PA Amendment N°49 and the Call Option Agreement has been signed by the relevant parties and that each one, as well as the BOCA Purchase Agreement, is in full force and effect;
ii.receipt by the Seller from BOCA of the amounts due by BOCA to the Seller upon signature of the BOCA PA Amendment No. 48;
iii.no right of the Seller has arisen to terminate or cancel the Buyer’s right to purchase all or any of the Terminated Aircraft by reason of the Buyer’s breach of any provision of the Agreement; and
iv.BOCA is not in breach of any provision under any agreement (including, without limitation, any guarantee) relating to the sale, purchase, financing or leasing of aircraft between the Seller or any of its affiliates and BOCA or any of its affiliates.
The Parties hereby agree that this Amendment N°4 shall terminate automatically and without any further action on 31st December 2019 (or such later date as the Seller and the Buyer shall agree) if the above conditions precedent have not been satisfied or waived or deferred by the Seller. Should such automatic termination take effect this Amendment N°4 will be void and of no force or effect.
4.    MISCELLANEOUS
4.1    Effect of this Amendment No4
Except as otherwise provided by the terms and conditions hereof, the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.
If there is any inconsistency between the Agreement and this Amendment N°4, the latter shall prevail to the extent of such inconsistency and any part of the Agreement not affected by any such inconsistency shall remain in full force and effect.
This Amendment N°4 (together with the Call Option Agreement and Amendment N°5) constitutes the entire agreement of the Parties relating to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment N°4 and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.
4.2    Confidentiality
This Amendment N°4 is subject to the confidentiality provisions set forth in Clause 22.12 of the Agreement.
4.3    Law and Jurisdiction
This Amendment N°4 shall be governed by and construed in accordance with the laws of England.
Any dispute arising out of or in connection with this Amendment N°4, including but not limited to its existence, validity, interpretation, implementation, breach, termination and/or enforcement, shall be within the exclusive jurisdiction of the Courts of England.
4.4    Contracts (Rights of Third Parties) Act 1999
The Parties do not intend that any term of this Amendment N°4 shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a Party to this Amendment N°4.
4.5    Severability
In the event that any provision of this Amendment N°4 should for any reason be held ineffective, the remainder of this Amendment N°4 shall remain in full force and effect. To the extent permitted by applicable law, each Party hereto waives any provision of law, which renders any provision of this Amendment N°4 prohibited or unenforceable in any respect.

A320 NEO PA – AZUL FINACE LLC – AMENDMENT Nº 4	Page 6 de 8

4.6    Counterparts
This Amendment N°4 may be executed by the Parties in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.
4.7    Assignment
Notwithstanding any other provision of this Amendment N°4, this Amendment N°4 and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this paragraph will be void and of no force or effect.
4.8    Clauses 22.2 (Notices) and 22.3 (Waiver) of the Agreement shall be incorporated by reference into this Amendment N°4 as if the same were set out in full herein mutatis mutandis.

A320 NEO PA – AZUL FINACE LLC – AMENDMENT Nº 4	Page 7 de 8

IN WITNESS WHEREOF, this Amendment N°4 was entered into the day and year first above written.

Agreed and accepted For and on behalf of AZUL FINANCE LLC		Agreed and accepted For and on behalf of AIRBUS, S.A.S.
By:	/s/ John Peter Rodgerson	By:	/s/ Benoît de Saint-Exupéry
Title:	President	Title:	Senior Vice President, Contracts

A320 NEO PA – AZUL FINACE LLC – AMENDMENT Nº 4	Page 8 de 8

INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.
AMENDMENT N°5
TO THE
A320 NEO PURCHASE AGREEMENT DATED 24 OCTOBER 2014
BETWEEN
AIRBUS S.A.S. AND
AZUL FINANCE LLC

CONTENTS

Clause	Title

1.	DEFINITIONS AND INTERPRETATION
2.	REINSTATEMENT
3.	MISCELLANEOUS

This amendment N°5 (hereinafter referred to as the “Amendment No5”) is entered into on December 26th, 2019, between:
AIRBUS S.A.S., a société par actions simplifiée, a company duly created and existing under French law, having its registered office at 2 rond-point Emile Dewoitine, 31700 Blagnac, France (the “Seller”); and
AZUL FINANCE LLC, a company incorporated and existing under the laws of the State of Delaware having its registered office in Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 (the “Buyer”).
The Buyer and the Seller being together the “Parties” and each a “Party”.
WHEREAS
A.The Buyer and the Seller entered into an A320 NEO Purchase Agreement dated October 24, 2014 for the sale by the Seller and the purchase by the Buyer of thirty-live (35) Aircraft (hereinafter together with its Exhibits, Appendices and Letter Agreements and as amended and supplemented from time to time, the “Agreement”);
B.The Buyer and the Seller entered into an amendment N°4 (the “Amendment N°4”) to the Agreement, pursuant to which the Buyer and the Seller agreed to terminate the Agreement insofar as it relates to the Relevant Aircraft in order to assist the Buyer in its financing of the Predelivery Payments relating to such Relevant Aircraft;
C.The Buyer and the Seller have agreed that the Buyer shall have the right to purchase back each Relevant Aircraft and reinstate such Relevant Aircraft into the Agreement in accordance with, and subject to the terms and conditions of, the Call Option Agreement and this Amendment N°5.

A320 NEO PA – AZUL FINACE LLC – AMENDMENT Nº 5	Page 3 de 7

NOW IT IS HEREBY AGREED AS FOLLOWS:
1.DEFINITIONS AND INTERPRETATION
1.1    Definitions
Capitalised terms used herein (including the recitals) and not otherwise expressly defined in this Amendment N°5 shall have the meanings assigned thereto in the Agreement. The terms “herein”, “hereor’ and “hereunder” and words of similar import refer to this Amendment N°5. Clause headings are for ease of reference only.
In this Amendment N°5 (including the recitals), except where the context otherwise requires, the following words and expressions have the following meanings:
BOCA means BOC AVIATION (CAYMAN) LIMITED, a company organised and existing under the laws of the Cayman Islands, having its registered office at c/o Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman, KY1-9008, Cayman Islands;
BOCA Lease Agreement means, in respect of a Relevant Aircraft, a lease agreement between BOCA (or one of its Affiliates) and Azul Linhas for a term [*****];3
BOCA Purchase Agreement means the purchase agreement dated 19 September 2010 between the Seller as seller and BOCA as buyer as amended and supplemented from time to time;
Call Option Agreement means the call option agreement entered into or to be entered into between, BOCA, the Buyer and the Seller in respect of the Relevant Aircraft;
Relevant Aircraft means, as the context may require, any or all of the following aircraft in respect of which the Agreement was terminated pursuant to Amendment N°4 (with the below scheduled delivery months, as may be amended pursuant to the BOCA Purchase Agreement, subject to the terms of the Call Option Agreement):

Aircraft ranking	NEO Aircraft Type	Scheduled Delivery Month
Aircraft N°18	A320 NEO	[*****]
Aircraft N°19	A321 NEO	[*****]
Aircraft N°20	A321 NEO	[*****]
Aircraft N°21	A320 NEO	[*****]
Aircraft N°22	A320 NEO	[*****]
Aircraft N°23	A320 NEO	[*****]
Aircraft N°24	A320 NEO	[*****]
Aircraft N°25	A320 NEO	[*****]
Aircraft N°26	A320 NEO	[*****]
Aircraft N°27	A320 NEO	[*****]
Aircraft N°28	A320 NEO	[*****]
Aircraft N°29	A320 NEO	[*****]
Aircraft N°30	A320 NEO	[*****]
Aircraft N°31	A320 NEO	[*****]
Aircraft N°32	A320 NEO	[*****]
Aircraft N°33	A320 NEO	[*****]
Aircraft N°34	A320 NEO	[*****]
Aircraft N°35	A320 NEO	[*****]
Relevant Specification means, in respect of each Relevant Aircraft, the Specification for such Relevant Aircraft as of the date hereof (as set out in the relevant part of Appendix 4 to the Call Option Agreement), as further amended and supplemented from time to time after the date hereof pursuant to the terms of the BOCA Purchase Agreement, subject to the terms of the Call Option Agreement.
1.2    Interpretation
The provisions of clauses 0.2 and 0.3 of the Agreement shall be incorporated by reference to this Amendment N°5, as if the same were set out in full herein mutatis mutandis.
3 [*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

A320 NEO PA – AZUL FINACE LLC – AMENDMENT Nº 5	Page 4 de 7

2.    REINSTATEMENT
2.1    Notwithstanding the provisions of Amendment N°4, if, in relation to any Relevant Aircraft (i) subject to [*****] the Parties agree that:
a.such Relevant Aircraft shall be reinstated into the Agreement, and (i) all the provisions, terms and conditions of the Agreement in force immediately prior to the Effective Time (as defined in Amendment N°4) unless the equivalent provisions in respect of such Relevant Aircraft have been amended pursuant to the terms of the BOCA Purchase Agreement (subject to the terms of the Call Option Agreement), and (ii) any subsequent amendments to the Agreement which would have applied to such Relevant Aircraft had such Relevant Aircraft continued to be subject to the Agreement, shall in each case apply to such Relevant Aircraft as if Amendment N°4 had never been entered into with respect to such Relevant Aircraft; and
b.any references to the “Aircraft” in the Agreement shall be deemed to include such Relevant Aircraft.
2.2    The Buyer acknowledges and agrees that, subject to the provisions of clause 2.3 of Amendment N°4, and to the terms of the Call Option Agreement, each Relevant Aircraft shall be manufactured in accordance with the terms of the BOCA Purchase Agreement and to the Relevant Specification and, in the case of a Call Option Aircraft or Accelerated Aircraft, notwithstanding the provisions of Amendment N°4, the provisions set out in clauses 7.2.1, 7.2.2, 7.3.1(iii), 7.4.1 and 8.4 of the Agreement shall apply to such Call Option Aircraft or Accelerated Aircraft.
2.3    Upon the reinstatement of a Relevant Aircraft into the Agreement pursuant to this Amendment N°5, the Relevant Specification of such Relevant Aircraft at such time shall be deemed to be the Specification of such Relevant Aircraft under the Agreement [*****]
2.4    Subject to the terms of the Call Option Agreement, if the Seller reschedules the delivery date of any Relevant Aircraft in accordance with the terms of the BOCA Purchase Agreement from its Scheduled Delivery Month as applicable at the time of this Amendment N°5 (the “Original Scheduled Delivery Month”) [*****] then, upon the reinstatement of such Relevant Aircraft into the Agreement pursuant to this Amendment N°5, [*****] such New Scheduled Delivery Month shall be deemed to be the Scheduled Delivery Month under the Agreement, [*****]4
2.5    The Parties acknowledge and agree that, following the occurrence of an Acceleration Event that entitles the Seller to reschedule a Relevant Aircraft by exercising its rights in accordance with the terms of the BOCA Purchase Agreement:
a.[*****], the Scheduled Delivery Month of the Relevant Aircraft for the purposes of the Call Option Agreement and this Amendment N°5 shall be updated to be the New Scheduled Delivery Month resulting from the rescheduling performed by the Seller in accordance with the relevant terms of the BOCA Purchase Agreement; and
b.[*****] upon the reinstatement of such Accelerated Aircraft into the Agreement pursuant to this Amendment N°5, the Scheduled Delivery Month of the Accelerated Aircraft for the purposes of the Call Option Agreement and this Amendment N°5 shall be the Original Scheduled Delivery Month [*****]
3.    MISCELLANEOUS
3.1    Termination of this Amendment N°5
The Parties hereby agree that if Amendment N°4 is not in full force and effect on 20 December 2019 this Amendment N°5 shall terminate automatically and without any further action.
3.2    Advanced Benefits
The Parties hereby agree that if (i) any of the Relevant Aircraft is not reinstated into the Agreement by its applicable scheduled Delivery Date pursuant to Clause 2 [*****] and (ii) if the Seller does not receive evidence in writing [*****] that a BOCA Lease Agreement in respect of such Relevant Aircraft is in full force and effect by no later than the actual Delivery Date of such Relevant Aircraft, then:
a.the Buyer shall cease to have access to the [*****] set out in Clauses 15 and 16 of the Agreement and Appendix A to Clause 16 of the Agreement in respect of that Relevant Aircraft; and
b.without prejudice to any other rights or remedies available to the Seller under the Agreement or at law, the Seller shall have the right to invoice the Buyer, and the Buyer shall pay to the Seller [*****] an amount corresponding to [*****] prices for such services consumed by the Buyer in respect of that Relevant Aircraft.
4 [*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

A320 NEO PA – AZUL FINACE LLC – AMENDMENT Nº 5	Page 5 de 7

3.3    Effect of this Amendment N°5
Notwithstanding the terms of this Amendment N°5, the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.
If there is any inconsistency between the Agreement and this Amendment N°5, the latter shall prevail to the extent of such inconsistency and any part of the Agreement not affected by any such inconsistency shall remain in full force and effect.
This Amendment N°5 (together with Amendment N°4 and the Call Option Agreement) constitutes the entire agreement of the Parties relating to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment N°5 and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.
3.4    Confidentiality
This Amendment N°5 is subject to the confidentiality provisions set forth in Clause 22.12 of the Agreement.
3.5    Law and Jurisdiction
This Amendment N°5 shall be governed by and construed in accordance with the laws of England.
Any dispute arising out of or in connection with this Amendment N°5, including but not limited to its existence, validity, interpretation, implementation, breach, termination and/or enforcement, shall be within the exclusive jurisdiction of the Courts of England.
3.6    Contracts (Rights of Third Parties) Act 1999
The Parties do not intend that any term of this Amendment N°5 shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a Party to this Amendment N°5.
3.7    Severability
In the event that any provision of this Amendment N°5 should for any reason be held ineffective, the remainder of this Amendment N°5 shall remain in full force and effect. To the extent permitted by applicable law, each Party hereto waives any provision of law, which renders any provision of this Amendment N°5 prohibited or unenforceable in any respect.
3.8    Counterparts
This Amendment N°5 may be executed by the Parties in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.
3.9    Assignment
Notwithstanding any other provision of this Amendment N°5, this Amendment N°5 and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this paragraph will be void and of no force or effect.
3.10    Clauses 22.2 (Notices) and 22.3 (Waiver) of the Agreement shall be incorporated by reference into this Amendment N°5 as if the same were set out in full herein mutatis mutandis.

A320 NEO PA – AZUL FINACE LLC – AMENDMENT Nº 5	Page 6 de 7

IN WITNESS WHEREOF, this Amendment N°5 was entered into the day and year first above written.

Agreed and accepted For and on behalf of AZUL FINANCE LLC		Agreed and accepted For and on behalf of AIRBUS, S.A.S.
By:	/s/ John Peter Rodgerson	By:	/s/ Benoît de Saint-Exupéry
Title:	President	Title:	Senior Vice President, Contracts

A320 NEO PA – AZUL FINACE LLC – AMENDMENT Nº 5	Page 7 de 7

INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.
AMENDMENT N°6
TO THE
A320 NEO PURCHASE AGREEMENT DATED 24 OCTOBER 2014
BETWEEN
AIRBUS S.A.S. AND
AZUL FINANCE LLC

CONTENTS

Clause	Title

1.	DEFINITIONS AND INTERPRETATION
2.	NEW DEFINITIONS TO THE AGREEMENT
3.	RESCHEDULING AND TYPE CONVERSION
4.	DELIVERY SCHEDULE
5.	GOODS AND SERVICES CREDIT MEMORANDUM
6.	PRICE REVISION PROTECTION EXTENSION
7.	CANCELLATION RIGHTS
8.	SUPPORT PROVISIONS
9.	DEFERRAL RIGHTS
10.	NON-EXCUSABLE DELAYS
11.	MISCELLANEOUS

This amendment N°6 (hereinafter referred to as this “Amendment Nº6”) is entered into on 28th August, 2020 between:
AIRBUS S.A.S., a société par actions simplifiée, a company duly created and existing under French law, having its registered office at 2 rond-point Emile Dewoitine, 31700 Blagnac, France (the “Seller”); and
AZUL FINANCE LLC, a company incorporated and existing under the laws of the State of Delaware having its registered office in Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 (the “Buyer").
The Buyer and the Seller being together the “Parties” and each a “Party”.
WHEREAS
A.    The Buyer and the Seller entered into an A320 NEO Purchase Agreement dated October 24, 2014 for the sale by the Seller and the purchase by the Buyer of thirty-five (35) Aircraft (hereinafter together with its Exhibits, Appendices and Letter Agreements and as amended and supplemented from time to time, the “Agreement");
B.    The Buyer and the Seller entered into an amendment N°1 (the “Amendment N°1”) to the Agreement, pursuant to which the Seller agreed to reschedule certain Predelivery Payments as set forth in such Amendment N°1;
C.    The Buyer and the Seller entered into amendment N°2 and amendment N°4 (respectively the “Amendment N°2” and the “Amendment N°4”) to the Agreement, pursuant to which the Buyer and the Seller agreed to terminate the Agreement insofar as it relates to the Terminated Aircraft in order to assist the Buyer in its financing of the Predelivery Payments relating to such Terminated Aircraft;
D.    The Buyer and the Seller entered into amendment N°3 and amendment N°5 (respectively the “Amendment N°3” and the “Amendment N°5”) to the Agreement, pursuant to which the Buyer and the Seller agreed that the Buyer shall have the right to reinstate such Relevant Aircraft (as defined below) into the Agreement in accordance with, and subject to the terms and conditions of, the Call Option Agreement, the Amendment N°3 and the Amendment N°5.
E.    Subject to the terms and conditions of this Amendment No.6, the Buyer and the Seller hereby agree to amend certain terms of the Agreement relative to the Relevant Aircraft.

A320 NEO PA – AZUL FINACE LLC – AMENDMENT Nº 6	Page 2 de 10

NOW IT IS HEREBY AGREED AS FOLLOWS:
1.    DEFINITIONS AND INTERPRETATION
1.1    Definitions
Capitalised terms used herein (including the recitals) and not otherwise expressly defined in this Amendment N°6 shall have the meanings assigned thereto in the Agreement.
In this Amendment N°6 (including the recitals), except where the context otherwise requires, the following words and expressions have the following meanings:
Batch 1 Aircraft means individually or collectively the Relevant Aircraft as defined in Amendment N°3;
Batch 2 Aircraft means individually or collectively the Relevant Aircraft as defined in Amendment N°5;
BOCA means BOC AVIATION (CAYMAN) LIMITED, a company organised and existing under the laws ofthe Cayman Islands, having its registered office at cio Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman, KY1-9008, Cayman Islands;
BOCA Purchase Agreement means the purchase agreement dated 19 September 2010 between the Seller as seller and BOCA as buyer as amended and supplemented from time to time;
Call Option Agreement 1 means the call option agreement entered into between, BOCA, the Buyer and the Seller in respect of the Relevant Aircraft on the 20’h July 2018;
Call Option Agreement 2 means the call option agreement entered into between, BOCA, the Buyer and the Seller in respect of the Relevant Aircraft on the 26th December 2019;
Relevant Batch 1 Aircrah means any of the eight (8) Batch 1 Aircraft (i) having a Scheduled Delivery Period in calendar years 2021 or 2022 as set forth in Clause 2.1 hereof and (ii) reinstated under the Agreement after the date hereof pursuant to Clause 2 of Amendment N°3.
1.2     Interpretation
The provisions of clauses 0.2 and 0.3 of the Agreement shall be incorporated by reference to this Amendment N°6, as if the same were set out in full herein mutatis mutandis.
2.     NEW DEFINITIONS TO THE AGREEMENT
2.1     The Parties agree that the following definition shall be added to the Agreement:
Scheduled Delivery Period means, as the case may be, the calendar year, half-year, quarter or month specified in the delivery schedule set out in Clause 9.1 of this Agreement corresponding to the period during which an Aircraft shall be Ready for Delivery:
a)    as each is in effect with the passage of time and pursuant to the notifications made by the Seller in accordance with Clause 9.1 of this Agreement; and
b)    as may be amended from time to time pursuant to the provisions of this Agreement.

A320 NEO PA – AZUL FINACE LLC – AMENDMENT Nº 6	Page 3 de 10

2.2     The Parties agree that the definition of Relevant Aircraft as defined in Amendment N°5 of the Agreement shall be deleted in its entirety and replaced by the following quoted provisions:
QUOTE
Relevant Aircraft means, as the context may require, any or all of the following aircraft in respect of which the Agreement was terminated pursuant to Amendment N°4 (with the below scheduled delivery periods, as may be amended pursuant to the BOCA Purchase Agreement, subject to the terms of the Call Option Agreement):

Aircraft Rank Number	New Aircraft Type	Scheduled Delivery Period
18	A320 NEO	[*****]
19	A321 NEO	[*****]
20	A321 NEO	[*****]
21	A320 NEO	[*****]
22	A321 NEO	[*****]
23	A320 NEO	[*****]
24	A321 NEO	[*****]
25	A320 NEO	[*****]
26	A320 NEO	[*****]
27	A321 NEO	[*****]
28	A320 NEO	[*****]
29	A320 NEO	[*****]
30	A320 NEO	[*****]
31	A320 NEO	[*****]
32	A320 NEO	[*****]
33	A320 NEO	[*****]
34	A320 NEO	[*****]
35	A320 NEO	[*****]
5
UNQUOTE
3.     RESCHEDULING AND TYPE CONVERSION
3.1     Batch 1 Aircraft
Concurrently with this Amendment N°6, (A) the Seller and BOCA have agreed pursuant to an amendment to the BOCA Purchase Agreement, and (B) the Seller, the Buyer and BOCA have agreed pursuant to an amendment to the Call Option Agreement 1 to: [*****] the reinstatement of any Batch 1 Aircraft into the Agreement in accordance with Clause 2 of Amendment N°3, the aircraft type and the Scheduled Delivery Period applicable to such Batch 1 Aircraft shall be as follows:

Aircraft Rank Number	CAC ID	NEW Aircraft T ype	Scheduled Delivery Period
1	10023234	A320 NEO	[*****]
3	10023235	A321 NEO	[*****]
4	10023237	A321 NEO	[*****]
5	10023238	A321 NEO	[*****]
6	10023239	A320 NEO	[*****]
7	10023240	A320 NEO	[*****]
8	10023241	A320 NEO	[*****]
9	10023242	A320 NEO	[*****]
10	10023243	A320 NEO	[*****]
11	10023244	A320 NEO	[*****]
12	10023247	A320 NEO	[*****]
13	10023246	A321 NEO	[*****]
14	10023245	A320 NEO	[*****]
15	10023248	A320 NEO	[*****]
16	10023250	A321 NEO	[*****]
17	10023249	A320 NEO	[*****]
5 [*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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3.2    Batch 2 Aircraft
3.2.1     The Parties hereby agree that subject to the satisfaction of the conditions set out in Amendment No. 5 and subject to the provisions thereof, the Batch 2 Aircraft shall be [*****]

Aircraft Rank Number	Original Aircraft Type	New Aircraft Type	Original Scheduled Delivery Month	New Scheduled Delivery Period
18	A320 NEO	[*****]	January 2022	[*****]
19	A321 NEO	[*****]	April 2022	[*****]
20	A321 NEO	[*****]	June 2022	[*****]
21	A320 NEO	[*****]	June 2022	[*****]
22	A320 NEO	[*****]	July 2022	[*****]
23	A320 NEO	[*****]	September 2022	[*****]
24	A320 NEO	[*****]	October 2022	[*****]
25	A320 NEO	[*****]	November 2022	[*****]
26	A320 NEO	[*****]	December 2022	[*****]
27	A320 NEO	[*****]	January 2023	[*****]
28	A320 NEO	[*****]	April 2023	[*****]
29	A320 NEO	[*****]	May 2023	[*****]
30	A320 NEO	[*****]	May 2023	[*****]
31	A320 NEO	[*****]	June 2023	[*****]
32	A320 NEO	[*****]	July 2023	[*****]
33	A320 NEO	[*****]	September 2023	[*****]
34	A320 NEO	[*****]	October 2023	[*****]
35	A320 NEO	[*****]	November 2023	[*****]
3.2.2     In respect of each Reinstated NEO Aircraft, the predelivery payment reference price and the Predelivery Payment schedule shall be adjusted pursuant to Clauses 5.3.1 and 5.3.2 of the Agreement respectively to reflect the Scheduled Delivery Period and aircraft type as adjusted pursuant to Clause 2.2 hereof.
3.2.3     The Parties hereby acknowledge and agree that, upon execution of this Amendment N°6, the Seller has received from (or on behalf of} the Buyer an amount equal to [*****]6
4.     DELIVERY SCHEDULE
4.1     Following the reinstatement of the Batch 2 Aircraft into the Agreement pursuant to Clause 3 above, Clause 9.1.1 of the Agreement in respect of the Aircraft (as amended from time to time) shall be deleted in its entirety and replaced by the following quoted provisions:
QUOTE
6 [*****] Confidential material redacted and filed separately with the Securities and Exchange Commission

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4.1.1     Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following months:

NEO Aircraft Rank N°	NEO Aircraft type	Scheduled Delivery Period
18	A320 NEO	[*****]
19	A321 NEO	[*****]
20	A321 NEO	[*****]
21	A320 NEO	[*****]
22	A321 NEO	[*****]
23	A320 NEO	[*****]
24	A321 NEO	[*****]
25	A320 NEO	[*****]
26	A320 NEO	[*****]
27	A321 NEO	[*****]
28	A320 NEO	[*****]
29	A320 NEO	[*****]
30	A320 NEO	[*****]
31	A320 NEO	[*****]
32	A320 NEO	[*****]
33	A320 NEO	[*****]
34	A320 NEO	[*****]
35	A320 NEO	[*****]
7
The Seller shall notify, [*****], the scheduled delivery month of such Aircraft within the aforementioned scheduled delivery quarter. Each of such months shall be, with respect to the corresponding Aircraft, the "Scheduled Delivery Month“. Until such notification and unless expressly mentioned otherwise, and for the purposes of this Agreement, including specifically Clause 5 hereof, the second month of such scheduled delivery quarter shall be deemed to be the Scheduled Delivery Month of such Aircraft.
UNQUOTE
5.     GOODS AND SERVICES CREDIT MEMORANDUM
In order to support the Buyer with the purchase of Airbus Flight Hour Services for supplier parts for its fleet ofA330 family aircraft (the "A330 FHS"), subject to the terms and conditions set out in this Amendment N°6, the Seller shall grant to the Buyer a goods and services credit memorandum (the “A330 FHS Goods & Services Credit Memorandum") in a fixed amount equal to:
[*****]
The A330 FHS Goods & Services Credit Memorandum shall be made available by the Seller to the Buyer as follows:
a) [*****]
b) [*****]
The A330 FHS Goods & Services Credit Memorandum shall be [*****]
The A330 FHS Goods & Services Credit Memorandum shall be made available by the Seller to the Buyer subject to:
a) [*****]
b) [*****]
c) [*****]
d) [*****]
Without prejudice to any other rights and remedies available to the Seller under the Agreement or at law, if the Buyer (or an Affiliate of the Buyer) [*****]
7 [*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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6.     PRICE REVISION PROTECTION EXTENSION
6.1     In Clause 1 of Letter Agreement No.2 to the Agreement, (i) the term [*****] is hereby deleted and replaced with the term [*****], and (ii) the term [*****]8
6.2     Notwithstanding the foregoing, should the Buyer not exercise any Cancellation Right in respect of any Cancellable Aircraft as per Clause 2 of Letter Agreement N°8 to the Purchase Agreement, as amended by Clause 7 below, then, the Seller agrees to provide the Buyer with an improved price revision protection (the “Improved Price Protection") as follows:
6.2.1     For the period starting on [*****] and ending [*****]
(i) [*****]
(ii) [*****]
(iii) [*****]
(iv) [*****]
The foregoing Price Revision Protection 1 shall apply, [*****]
6.2.2     For the period starting on [*****]
(i) [*****]
(ii) [*****]
(iii) [*****]
(iv) [*****]
The foregoing Price Revision Protection 2 shall apply, [*****]
[*****]
6.3     [*****]
7.     CANCELLATION RIGHTS
The Parties agree that Clause 2 of Letter Agreement N°8 to the Purchase Agreement (Cancellation Right) shall be deleted in its entirety and replaced by the following quoted provisions:
QUOTE
2.     Cancellation Right
[*****]
2.1     The Buyer shall serve a notice to the Seller in writing (the "Cancellation Notice") of its decision to cancel [*****]
2.2     [*****]
2.3     [*****]
2.4    In the event that no Cancellation Notice is sent or if the Buyer fails to send the Cancellation Notice on due time, the Buyer shall have no further Cancellation Right.
UNQUOTE
8 [*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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8.     SUPPORT PROVISIONS
Clause 4 of Letter Agreement N°5A of the Agreement shall be deleted in its entirety and replaced by the following quoted provisions:
QUOTE
[*****]
Within a reasonable time prior to entry into service, the Seller shall provide to the Buyer a list of contacts of such Seller Representatives.
The Seller shall assign one (1) representative based at the Airbus’ main office to assist with, and coordinate, support and services matters between the Seller and the Buyer.
UNQUOTE
9.     DEFERRAL RIGHTS
9.1     Buyer Deferral Right
9.1.1    Provided that the Buyer is not in default of any of its obligations under the Agreement or under any Other Agreement, the Buyer shall have the right to defer (the "Buyer Deferral Right") [*****]9
(i)     [*****]
(ii)     [*****]
(iii)     [*****]
(iv)     [*****]
(v)     [*****]
(vi)     [*****]
9.1.2    Upon the Buyer Deferred Scheduled Delivery Period being in full force and effect as per this clause, in respect of a Buyer Deferred Aircraft, the Predelivery Payment reference price and schedule shall be adjusted pursuant to Clauses 5.3.1 and 5.3.2 of the [*****]
10.     NON-EXCUSABLE DELAY
The Parties agree that Clause 11.1 of the Agreement, as amended by Letter Agreement No.3 to the Agreement, shall be deleted in its entirety and replaced by the following quoted provisions:
QUOTE
10.1     Liquidated Damages
[*****]
UNQUOTE
11.     MISCELLANEOUS
11.1     Confidentiality
The provisions of clause 22.12 of the Agreement shall apply to this Amendment N°6 as if set out in full herein mutatis mutandis.
9 [*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

A320 NEO PA – AZUL FINACE LLC – AMENDMENT Nº 6	Page 8 de 10

11.2     Law and Jurisdiction
This Amendment N°6 shall be governed by and construed in accordance with the laws of England.
Any dispute arising out of or in connection with this Amendment N°6, including but not limited to its existence, validity, interpretation, implementation, breach, termination and/or enforcement, shall be within the exclusive jurisdiction of the Courts of England.
11.3     Contracts (Rights of Third Parties) Act 1999
The Parties do not intend that any term of this Amendment N°6 shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a Party to this Amendment N°6.
11.4     Severability
In the event that any provision of this Amendment N°6 should for any reason be held ineffective, the remainder of this Amendment N°6 shall remain in full force and effect. To the extent permitted by applicable law, each Party hereto waives any provision of law, which renders any provision of this Amendment N°6 prohibited or unenforceable in any respect.
11.5     Counterparts
This Amendment N°6 may be executed by the Parties in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.
11.6     Assignment
Notwithstanding any other provision ofthis Amendment N°6, this Amendment N°6 and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this paragraph will be void and of no force or effect.
11.7     Clauses 22.2 (Notices) and 22.3 (Waive) of the Agreement shall be incorporated by reference into this Amendment N°6 as if the same were set out in full herein mutatis mutandis.

A320 NEO PA – AZUL FINACE LLC – AMENDMENT Nº 6	Page 9 de 10

IN WITNESS WHEREOF, this Amendment N°6 was entered into the day and year first above written.

Agreed and accepted For and on behalf of AZUL FINANCE LLC		Agreed and accepted For and on behalf of AIRBUS, S.A.S.
By:	/s/ John Peter Rodgerson	By:	/s/ Olivier MARTY
Title:	President	Title:	Head of Contracts Negociation

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